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FullerThaler Behavioral Growth ETF Summary Prospectus July 27, 2026

Before You Invest

Before you invest, you may want to review the FullerThaler Behavioral Growth ETF’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund including its statement of additional information (SAI) and most recent reports to shareholders, online at www.fullerthalerfunds.com. You can also get this information at no cost by calling 866-700-9025 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated July 27, 2026.

Investment Objective

The Fund seeks long term capital appreciation.

Fees and Expenses of the Behavioral Growth ETF

The table below describes the fees and expenses that you may pay if you buy, sell or hold shares of the Fund (Shares). Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund which are not reflected below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee (1)	0.74%
Distribution and/or Service (12b-1) Fee	0.00%
Other Expenses(2)	0.61%
Total Annual Fund Operating Expenses	1.35%
Expense Reductions(3)	(0.56%)
Total Annual Fund Operating Expenses After Expense Reductions(3)	0.79%
(1)	Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”) has agreed to contractually waive its management fee of 0.80% of the Fund so that the management fee of the Fund is 0.74% to be effective concurrently for the contractual period covered by the Expense Limitation Agreement of the Fund, which expense limitation expires on January 31, 2028. See Footnote (3) below.
(2)	Other Expenses reflect estimated expenses of the Fund for its first fiscal year.
(3)	FullerThaler has contractually agreed to waive its management fee and/or reimburse Fund expenses so that total annual fund operating expenses do not exceed 0.79% of the Fund’s average daily net assets through January 31, 2028. The expense limitation does not apply to (i) interest (other than custodial overdraft fees), (ii) taxes, (iii) brokerage fees and commissions, (iv) fees associated with a Fund’s participation in an alternative liquidity program, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales and (vii) indirect expenses such as acquired fund fees and expenses incurred by the Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Fund Shares. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the expense waiver/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$372	$686	$1,575
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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate is normally expected to be 80% - 120%. Since the Fund has yet to commence operations, no portfolio turnover information is available for its most recently completed fiscal year.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of growth companies based in the U.S. (“80% Policy”). The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy. The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S. The Fund defines a “growth company” as a company that, as of quarter-end, meets any one of the following criteria: (a) its growth rate in sales, EBITDA, or earnings exceeds the median growth rate of U.S. stocks in any of those categories, measured over any of the following periods — the past three fiscal years, the trailing four quarters, or the next fiscal year based on third-party analyst consensus (i.e., average) forecasts, (b) it reported sales or earnings above third-party consensus (i.e., average) analyst estimates for the most recent quarter or fiscal year, or (c) during the quarter, third-party analysts raised their consensus (i.e., average) earnings forecast for the company’s next fiscal year. The Fund initially intends to invest a majority of the Fund’s assets (plus borrowings for investment purposes) in common stocks of medium capitalization companies (“mid-cap companies”). The Fund defines mid cap companies as companies whose market capitalizations at the time of purchase are generally in the middle of an upper and lower bound. For the upper bound, we use companies whose market capitalizations are generally equal to or below 40% of total U.S. market capitalization, or companies whose market capitalizations are smaller than or equal to the largest company in the Russell MidCap® Index, whichever results in the higher market capitalization break. For the lower bound, we use companies whose market capitalizations are generally above 3% of total U.S. market capitalization, or companies whose market capitalizations are larger than the smallest company in the Russell MidCap® Index, whichever results in the lower market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above and based on market capitalization data as of December 31, 2025, the market capitalization of a mid cap company would be between $1.03 billion and $165.00 billion. This dollar amount will change due to market conditions. The size of the companies included in the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

While the Fund initially expects to invest a majority of its assets in mid-cap stocks, it may from time to time hold a material portion of the portfolio in common stocks of U.S. based large capitalization companies (“large-cap companies”). In most cases, these large-capitalization stocks were mid-cap stocks at the time of purchase. However, the Fund may also invest in equity securities of companies that are characterized as large-cap companies at the time of purchase. The Fund defines large cap companies as companies whose market capitalizations exceed the upper bound of the “mid-cap companies” definition, as defined above ($165.00 billion as of December 31, 2025). The Fund does not have an upper market capitalization limit to hold a security and will sell a stock when its behavioral process indicates it is time to do so.

The Fund seeks to achieve its investment objective by building a diversified portfolio of U.S. stocks in a disciplined process that applies the proprietary research of FullerThaler, the Fund’s investment adviser, on the behavioral biases of other investors. FullerThaler’s investment process is based on decades of research into behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules of thumb, and have priorities beyond risk and return. FullerThaler’s process seeks to identify and exploit those mistakes. The Adviser’s analysis includes making educated predictions of when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over reaction and under reaction. Investors may over react to bad news and losses (e.g., panic) that may present opportunities in stocks that are commonly viewed as “value oriented”, or they may under react to good news (e.g., not pay attention) that may present opportunities in stocks that are commonly viewed as “growth oriented”. At the individual stock level for this growth-oriented fund, FullerThaler searches for events related to earnings announcements and other news that suggest investor under reaction and draws from its more than 30 years of experience in analyzing events that suggest investor misbehavior.

The portfolio managers generally sell when they believe investor misbehavior has reversed or the firm’s fundamentals deteriorate. There is no set length of time that the Fund expects to hold a particular security. The Fund initially seeks to deliver similar risk characteristics to the Russell Mid-Cap® Growth Index (“Performance Benchmark”). The Fund does not intend to deliver similar risk characteristics to the Russell 1000® Equal Weight Index which is a benchmark only for regulatory purposes (“Regulatory Benchmark”).

While income-generating funds typically invest in stocks with high dividends, funds seeking capital appreciation typically invest in stocks without significant dividends but try to generate returns for investors through price appreciation. Funds can seek price appreciation with low

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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

turnover—holding each stock for many years and expecting each stock to go up in price for years—or with higher turnover—holding each stock for months or quarters, and expecting each stock to go up in price during the months and quarters the stock is held. The Fund typically buys mid-cap stocks with high growth prospects, that often do not pay dividends. And we hold stocks on average less than a year, although we may hold for shorter or much longer periods of time—as long as we believe the price is likely to continue appreciating. Thus, while the Fund may hold individual stocks for less than a year, the goal of the Fund’s holdings and trading is long-term capital appreciation of the Fund as a whole.

The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”) and Exchange Traded Funds (“ETFs”) whose investment characteristics are consistent with the Fund’s principal investment strategy. REITs are pooled investment vehicles that generally invest in income producing real estate or real estate related loans or interests. The Fund will generally invest in liquid REITs that are included in the Russell Mid-Cap® Growth Index, the Fund’s benchmark index. An ETF is a marketable security that typically tracks a stock index or other basket of assets. Although similar in many ways, ETFs differ from mutual funds because ETF shares trade like common stock on an exchange, with a fluctuating price throughout the day as shares are bought and sold.

The Fund may also lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund may invest in multiple sectors and may concentrate its investments in a particular sector by investing greater than 25% of the Fund’s total assets in such sector when its Behavioral Strategy indicates that such concentration would be appropriate from an investment perspective. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the Investment Company Act of 1940, as amended. The Fund typically expects to hold individual position sizes typically ranging up to 10% of the Fund’s net assets. Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, and may adjust position sizes to control exposures to sectors, volatility in relation to the market, and other characteristics.

Principal Investment Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Additional Information Regarding Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. Movements in the stock market may adversely affect the securities held by the Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks; geopolitical risks, including wars, military conflict, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; and widespread disease, including pandemics and epidemics. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in the Fund’s prospectus.

Equity Securities Risk. U.S. equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Growth Style Risk. The Fund follows a growth investment style. Growth companies may perform differently from other types of stocks and may underperform value stocks or the overall market during certain periods. In addition, the distinction between growth and value investing may become less pronounced over time, and companies may exhibit characteristics of both styles. The Adviser’s behavioral investment approach may identify opportunities that do not align with traditional growth classifications, which may affect the Fund’s performance relative to other growth funds. Finally, when the Fund invests in growth companies, the Adviser’s perception of the underlying companies’ potential may be wrong, or the securities purchased may not perform as expected.

Names Rule Risk. The Fund invests at least 80% of its net assets in growth companies, as defined by the Adviser. The Fund’s definition of “growth companies,” including its use of behavioral finance principles to identify investment opportunities, may differ from those used by other funds or from market expectations. As a result, the Fund’s performance and investments may differ from those of other funds with similar names.

Mid-Cap Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies making them more volatile and more difficult to buy or sell at an acceptable price.

These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.

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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

Behavioral Strategy Risk. When taking investment positions, FullerThaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, FullerThaler generally focuses on certain markers of possible over-reaction. Securities identified using this type of strategy may perform differently from the market as a whole based on the following: the criteria used in the analysis; whether the criteria used are successful in predicting investor behavior; the weight placed on each criterion; and changes in the criteria’s historical trends. The criteria used in implementing this strategy and the weight placed on those criteria may not be predictive of a security’s value, and the effectiveness of the criteria can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. There can be no guarantee that FullerThaler will be successful in applying behavioral finance principles to successfully predict investor behavior to exploit stock price anomalies.

Active Management Risk.  As an actively-managed ETF, the Fund is subject to management risk.

The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will be successful.

ETF Investment Risk. The Fund is subject to the performance of any (“ETFs”) in which it invests for the portion of the Fund’s assets that are so invested. Because the Fund invests its assets in shares of ETFs, the Fund indirectly owns the investments made by such ETFs. By investing in the Fund, you therefore indirectly assume the same types of risks as investing directly in such ETFs. The Fund’s investment performance is affected by the ETF’s investment performance. In addition, the Fund’s risks include the Underlying ETF’s principal risks.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

•	Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Particularly in times of market stress, Authorized Participants, market makers, or liquidity providers may exit the business, reduce their business activities, or otherwise become unable to process creation and/or redemption orders, and there is a possibility that no other entities will step forward to perform these services. This may result in a significantly diminished trading market for the Fund’s shares, differences between the market price of the Fund’s shares and the underlying value of those shares, and delisting of the shares.
•	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by the Authorized Participants NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.
•	Market Price Variance Risk. Individual Shares that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.
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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

Fee Layering Risk. When the Fund invests in another investment company such as a business development company or an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur additional expenses, some of which are duplicative of the Fund’s own operational expenses.

Issuer Risk. The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Liquidity Risk. The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk. The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

New Fund Risk. The Fund is newly formed, which may result in additional risk. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Portfolio Turnover Risk. The Fund may engage in relatively frequent trading, which may result in higher transaction costs and may increase the likelihood of realizing taxable capital gains.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Fund or the companies in which it invests.

REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT and other real estate-related investments.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Securities Lending Risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33⅓% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically will invest the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Because the Fund may invest collateral in any investments in accordance with its investment objective, the Fund’s securities lending transactions will result in investment leverage. The Fund bears the risk that the value of the investments made with collateral may decline.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

Trading Risk. Shares of the Fund may trade on the Exchange above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, Fund shareholders may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such circumstances, the Fund’s shares could trade at a premium or discount to their NAV.

In addition, Fund shareholders may be subject to certain trade timing risks with respect to redemptions-in-kind of portfolio securities that are held in common in the Fund and in other different non-ETF accounts that FullerThaler advises. Redemptions-in-kind (redemption proceeds in securities rather than cash), including customized baskets, are used in both mutual fund and exchange-traded fund accounts that FullerThaler advises. FullerThaler believes the use of redemptions-in-kind, when mutually agreed upon by counterparties and FullerThaler, are in the best interest of all clients because they reduce transaction fees, lower market impact, and provide cost-basis advantages and scale benefits for all clients. However, shareholders should be aware that when using redemptions-in-kind for either the ETF or the non-ETF mutual funds, the shares designated to be redeemed in-kind may be delayed until the end of the day (e.g., to be near the market close) or until a specific trade date (e.g., to bundle redemptions-in-kind). While generally beneficial to clients overall, these differences in timing may potentially result in different redemption valuations for commonly held securities in the ETF and non-ETF portfolios, leading to better or worse results for the funds that utilize redemptions-in-kind relative to the non-ETF accounts, which will typically not wait to trade concurrent with any redemptions-in-kind.

Performance Information

The Fund has yet to commence operations as of the date of the Fund’s Prospectus. Annual return information will be incorporated once the Fund has operated for a full calendar year and will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Visit www.fullerthalerfunds.com for current performance information.

Management of the Fund

Investment Manager. Fuller & Thaler Asset Management, Inc. (“FullerThaler” or the “Adviser”)

Portfolio Managers

•	Fred Stanske, CFA, Partner of the Adviser and Lead Portfolio Manager has managed the Fund since its inception in July 2026.
•	Raymond Lin, CFA, Partner of the Adviser and Back-up Portfolio Manager, has been the back-up portfolio manager of this strategy since its inception in November 2024 and has been the back-up portfolio manager of the Fund since its inception in July 2026.

Trading Sub-adviser. Exchange Traded Concepts, LLC (the “Trading Sub-Adviser” or “ETC”) serves as the trading sub-adviser for the Fund. ETC is an Oklahoma limited liability company and is registered as an investment adviser with the U.S. Securities and Exchange Commission.

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FullerThaler Behavioral Growth ETF	Summary Prospectus July 27, 2026

Purchase and Sale of Fund Shares

The Fund only offers and redeems Shares on a continuous basis at NAV in large blocks of Shares (“Creation Units”) or multiples thereof, which only authorized participants (typically, broker-dealers) may purchase or redeem. Generally, Creation Units are offered and redeemed on an in-kind basis. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash (including any portion of the Deposit Securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Creation and redemption baskets may differ and the Fund will accept “custom baskets” in accordance with the requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended. Additional information regarding custom baskets is contained in the Fund’s Statement of Additional Information (“SAI”).

Individual Shares of the Fund (rather than Creation Units of the Fund) may only be purchased and sold on a national securities exchange through a broker or dealer at market price. You may purchase and sell individual Fund Shares on The Nasdaq Stock Market LLC (the “Exchange”) through your financial institution on each day that the Exchange is open for business (“Business Day”). Because Fund Shares trade at market prices rather than at their NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”).

Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.fullerthalerfunds.com.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through a tax deferred account such as an Individual Retirement Account (“IRA”) or you are a tax-exempt investor. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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